Summary Prospectus Supplement	February 28, 2017

Putnam Global Dividend Fund
Summary Prospectus dated March 30, 2016

Effective April 1, 2017, purchases of class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

The following information replaces similar disclosure for the fund under Fees and expenses:

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 14 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

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Prospectus Supplement	January 30, 2017

Putnam Global Dividend Fund
Prospectus dated March 30, 2016

Putnam Investment Management, LLC (“Putnam Management”), the fund’s investment manager, has recommended, and the fund’s Board of Trustees has approved, and recommended that shareholders approve, the proposed merger of Putnam Global Dividend Fund into Putnam Global Sector Fund. Putnam Management and the fund’s Board of Trustees believe that the merger is in the best interests of Putnam Global Dividend Fund and its shareholders. A full description of Putnam Global Sector Fund, the similarities and differences between it and Putnam Global Dividend Fund, and the proposed merger will be contained in a prospectus/proxy statement, expected to be mailed to shareholders in late March, 2017, that will solicit shareholder votes to approve the merger.

Completion of the merger is subject to a number of conditions, including approval by shareholders of Putnam Global Dividend Fund. A special meeting of shareholders of Putnam Global Dividend Fund is currently scheduled for May 16, 2017, although it may be adjourned to a later date.

Under the terms of the proposed merger, the assets and liabilities of Putnam Global Dividend Fund will be transferred to Putnam Global Sector Fund in return for shares of Putnam Global Sector Fund (the “Merger Shares”) with equal total net asset value as of the valuation date. The Merger Shares will be distributed pro rata to shareholders of Putnam Global Dividend Fund in exchange for their fund shares, in complete liquidation of Putnam Global Dividend Fund. Shareholders will receive Merger Shares of the same class as the Putnam Global Dividend Fund shares they held. The merger is expected to be tax free for federal income tax purposes.

If shareholders approve the proposed merger, Putnam Management currently expects that Putnam Global Dividend Fund may make dispositions of certain portfolio holdings prior to the merger. These sales, which are anticipated to commence on or about May 17, 2017 and will not occur unless and until shareholders approve the proposed merger, would result in brokerage commissions and other transaction costs, and may result in the realization of capital gains that would be distributed to shareholders as taxable distributions.

Putnam Global Dividend Fund will be closed to new accounts on or about March 6, 2017. At any time prior to the close of the merger, you can sell your shares back

(over, please)

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to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply. Such exchanges will be taxable transactions.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of Putnam Global Sector Fund, nor is it a solicitation of any proxy. For more information regarding Putnam Global Sector Fund, or to receive a free copy of the prospectus/proxy statement relating to the proposed merger (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed merger has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800 -225-1581. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission’s Web site (http://www.sec.gov). Please read the prospectus/proxy statement carefully before making any investment decisions.

FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS Y
	PGDEX	PGDFX	PGDHX	PGDMX	PGDYX

Putnam Global Dividend Fund

Summary prospectus

3 | 30 | 16

A world of investing.®

Putnam INVESTMENTS

Putnam Global Dividend Fund

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting putnam.com/funddocuments, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund’s prospectus and SAI, both dated 3/30/16, are incorporated by reference into this summary prospectus.

Goal

Putnam Global Dividend Fund seeks capital growth and current income.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 14 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.50%	NONE
Class Y	NONE	NONE

Annual fund operating expenses (expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees†	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses	Expense reimbursement#	Total annual fund operating expenses after expense reimbursement
Class A	0.64%	0.25%	1.11%	2.00%	(0.72)%	1.28%
Class B	0.64%	1.00%	1.11%	2.75%	(0.72)%	2.03%
Class C	0.64%	1.00%	1.11%	2.75%	(0.72)%	2.03%
Class M	0.64%	0.75%	1.11%	2.50%	(0.72)%	1.78%
Class Y	0.64%	N/A	1.11%	1.75%	(0.72)%	1.03%

    *  Applies only to certain redemptions of shares bought with no initial sales charge.

  **  This charge is phased out over six years.

 ***  This charge is eliminated after one year.

   †  Management fees are subject to a performance adjustment.

   #  Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through March 30, 2017. This obligation may be modified or discontinued only with approval of the Board of Trustees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$698	$1,101	$1,528	$2,714
Class B	$706	$1,085	$1,591	$2,847
Class B (no redemption)	$206	$785	$1,391	$2,847
Class C	$306	$785	$1,391	$3,028
Class C (no redemption)	$206	$785	$1,391	$3,028
Class M	$525	$1,035	$1,572	$3,034
Class Y	$105	$481	$882	$2,003

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 38%.

Investments, risks, and performance

Investments

We invest mainly in common stocks and other equity or convertible securities of large and midsize companies worldwide that pay or that we expect to pay dividends, with a focus on value stocks that offer the potential for capital growth, current income, or both. Under normal circumstances, we invest at least 80% of the fund’s net assets in common stocks and other equity or convertible securities of companies that pay or that we expect to pay dividends. This policy may be changed only after 60 days’ notice to shareholders. We invest mainly in developed countries, but may invest in emerging markets. Value stocks are those that we believe are currently undervalued by the market and that we believe may produce attractive levels of dividend income. If we are correct and other investors ultimately recognize the value of the company, the price of its stock may rise. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. We may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

Risks

It is important to understand that you can lose money by investing in the fund.

The value of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. Value stocks may fail to rebound, and the market may not favor value-style investing. Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid. Our use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares before sales charges

Average annual total returns after sales charges (for periods ending 12/31/15)

Share class	1 year	Since inception (3/18/13)
Class A before taxes	–8.13%	3.34%
Class A after taxes on distributions	–9.07%	2.27%
Class A after taxes on distributions and sale of fund shares	–3.88%	2.49%
Class B before taxes	–7.96%	3.76%
Class C before taxes	–4.18%	4.78%
Class M before taxes	–6.35%	3.71%
Class Y before taxes	–2.28%	5.84%
MSCI World Index (ND) (no deduction for fees, expenses or taxes)	–0.87%	7.65%

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio manager

Darren Jaroch, Portfolio Manager, portfolio manager of the fund since 2013

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

Additional information, including current performance, is available at putnam.com/funddocuments, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

NP121 299647 3/16 Putnam Retail Management